                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of this Statement on Schedule 13D with respect to the Common Stock of WCH, Inc., formerly known as Candlewood Hotel Company, Inc., and further agree to the filing of this agreement as an Exhibit thereto.

Dated: January 6, 2004

                           JPMORGAN CHASE BANK, FORMERLY KNOWN AS MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS TRUSTEE OF THE COMMINGLED PENSION TRUST FUND (MULTI-MARKET SPECIAL INVESTMENT FUND II) OF JPMORGAN CHASE BANK



                           By: /s/  Joanne Douvas
                               ----------------------------------------
                               Name:        Joanne Douvas
                               Title:       Vice President


                           JPMORGAN CHASE BANK, FORMERLY KNOWN AS MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS TRUSTEE OF THE MULTI-MARKET SPECIAL INVESTMENT TRUST FUND OF JPMORGAN CHASE BANK



                           By: /s/  Joanne Douvas
                               ----------------------------------------
                               Name:        Joanne Douvas
                               Title:       Vice President



                           JPMORGAN CHASE BANK, FORMERLY KNOWN AS MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS INVESTMENT MANAGER AND AGENT FOR THE ALFRED P. SLOAN FOUNDATION (MULTI-MARKET ACCOUNT)



                           By: /s/  Joanne Douvas
                               ----------------------------------------
                               Name:        Joanne Douvas
                               Title:       Vice President

                           J.P. MORGAN CHASE & CO.



                           By: /s/  Joanne Douvas
                               ----------------------------------------
                               Name:        Joanne Douvas
                               Title:       Vice President